EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of May 22, 2008, to the Credit Agreement (as amended, supplemented or otherwise modified, the “Credit Agreement”), dated as of May 8, 2007, among THE ALLSTATE CORPORATION, ALLSTATE INSURANCE COMPANY, ALLSTATE LIFE INSURANCE COMPANY, the LENDERS party thereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, BANK OF AMERICA, N.A. and CITIBANK, N.A., as Documentation Agents, LEHMAN BROTHERS BANK, FSB, MERRILL LYNCH BANK USA, MORGAN STANLEY BANK and WILLIAM STREET COMMITMENT CORPORATION, as Co-Agents, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

A.                                   Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

B.                                     Section 2.8(a) of the Credit Agreement provides that the Company may request an extension of the Maturity Date on the first and second anniversary of the Effective Date.

C.                                     The Borrowers have requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement such that the Company may request an extension of the Maturity Date on the first, second, third, fourth and fifth anniversary of the Effective Date, and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Amendment.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Section 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                  Request for Extension.  The Company may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not more than 90 days and not less than 30 days prior to each of the first, second, third, fourth and fifth anniversary of the Effective Date (each such anniversary date, an “Extension Date”), request (each, an “Extension Request”) that the Lenders extend the Maturity Date then in effect (the “Existing Maturity Date”) for an additional one year.  Each Lender, acting in its sole discretion, shall, by notice to the Company and the Administrative Agent given not later than the 20th day (or such later day as shall be acceptable to the Company) following the date of the Company’s notice, advise the Company and the Administrative Agent whether or not such Lender agrees to such extension; provided that any Lender that does not so advise the Company and the Administrative Agent shall be deemed to have rejected such Extension Request.  The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.  Notwithstanding anything contained in this Credit Agreement to the contrary, the Company may only extend the Maturity Date for a total of two additional years.

2.                                       Paragraph 1 shall not be effective until such time as the following conditions are satisfied:

(a)                                  the Administrative Agent (or its counsel) shall have received from each Borrower and Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment; and

(b)                                 the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment.

3.                                       Each Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, (b) represents and warrants that after giving effect to this Amendment, no Default has occurred and is continuing, and (c) represents and warrants that all of the representations and warranties (other than Section 4.4(c) and Section 4.5) made by it in the Loan Documents are true and correct, both immediately before and after giving effect to this Amendment (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date).

4.                                       This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.  It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart.

5.                                       Except as amended hereby, the Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect.

6.                                       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

THE ALLSTATE CORPORATION

By:	/s/ Steven C. Verney
Name:	Steven C. Verney
Title:	Treasurer

ALLSTATE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President, Controller and Acting Chief
Financial Officer

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ John C. Pintozzi
Name:	John C. Pintozzi
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Lawrence Palumbo, Jr.
Name:	Lawrence Palumbo, Jr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent

By:	/s/ Casey Connelly
Name:	Casey Connelly
Title:	Associate

BANK OF AMERICA, N.A., individually and as a Documentation Agent

By:	/s/ Chris Choi
Name:	Chris Choi
Title:	Vice President

CITIBANK, N.A., individually and as a Documentation Agent

By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President

LEHMAN BROTHERS BANK, FSB, individually and as a Co-Agent

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

MERRILL LYNCH BANK USA, individually and as a Co- Agent

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

MORGAN STANLEY BANK, individually and as a
Co-Agent

By:	/s/ Elizabeth Hendricks
Name:	Elizabeth Hendricks
Title:	Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION, individually and as a Co-Agent

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

THE BANK OF NEW YORK

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:	/s/ Chris McKean
Name:	Chris McKean
Title:	Vice President

SUNTRUST BANK

By:	/s/ W. Bradley Hamilton
Name:	W. Bradley Hamilton
Title:	Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey S. Johnson
Name:	Jeffrey S. Johnson
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ David Bendel
Name:	David Bendel
Title:	Vice President